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                                                                    Exhibit 10.4

                    INTERCOMPANY INDEMIFICATION AGREEMENT

     This Intercompany Indemnification Agreement (this "Agreement") is being entered into as of the __ day of June, 1999 and is entered into by and among and Florists' Transworld Delivery, Inc., a Michigan corporation ("FTDI"), FTD Corporation, a Delaware corporation ("FTDC") and ftd.com inc., a Delaware corporation (the "Company").

THE PARTIES HEREBY AGREE AS FOLLOWS:

                                1.  DEFINITIONS

     1.1 "Dispute Period" means the period ending 30 days following receipt by an Indemnifying Party of a Claim Notice (as hereinafter defined).

     1.2 "Indemnified Party" means any party seeking indemnity under this Agreement.

     1.3 "Indemnifying Party" means the party from whom indemnification is sought under this Agreement.

     1.4 "Loss" means any and all actual costs or expenses (including, without limitation, counsel's fees billed at standard hourly rates and expenses as and when incurred, in connection with any action, claim or proceeding relating thereto), judgments, amounts paid in settlement, fines, penalties, assessments and taxes. Notwithstanding the foregoing, Loss shall be reduced to reflect any insurance proceeds actually recovered by the Indemnified Party relating to such claim, provided that this reduction will not be applied if to do so would excuse any insurer from any obligation to cover any loss. If the Indemnified Party receives insurance proceeds after it receives indemnity hereunder, then the Indemnified Party, within 10 days of receipt of such proceeds, will pay to the Indemnifying Party the amount by which the Indemnifying Party's payment would have been reduced if the insurance proceeds had been received before the indemnity payments.

     1.5 "Person" means any natural person, legal entity or other organized group of persons or entities.

     1.6 "Subsidiary" with respect to any Person means any corporation, partnership or other entity for which more than 50% of the voting securities are directly or indirectly owned by such Person, except that the Company and its Subsidiaries shall not be deemed to be Subsidiaries of FTDC or FTDI, as the case may be.

     1.7 "Third Party Claim" means all claims, suits, actions, proceedings, judgments, deficiencies, damages, settlements, liabilities, and legal and other expenses as and when incurred asserted by a Person other than the Company, FTDC or FTDI or any of their respective affiliates in respect of which an Indemnified Party might seek indemnity.
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                              2.  INDEMNIFICATION

     2.1  Indemnification by the Company, FTDC and FTDI.

          (a) The Company agrees to indemnify and hold FTDC and FTDI and their respective officers, directors, employees, subsidiaries, affiliates and agents harmless against and in respect of any and all Losses and Third Party Claims arising out of or based upon (i) the negligence or willful misconduct of the Company or any of its Subsidiaries, (ii) any breach by the Company of any agreement between the parties hereto that is described in or filed as an exhibit to the Company's Registration Statement on Form S-1 (No. 333-78857) as the same may be amended (the "Form S-1"), (iii) all liabilities of the parties and their respective Subsidiaries (whenever arising, whether prior to, at or following the Effective Date, as hereinafter defined) arising out of or in connection with or otherwise relating to the management or conduct before or after the Effective Date of the business of the Company after May 19, 1999 and (iv) the failure by the Company or any of its Subsidiaries to pay, perform or otherwise promptly discharge any of its or its Subsidiaries' liabilities (whenever arising whether prior to, at or following the Effective Date).

          (b) FTDC agrees to indemnify and hold the Company and each of its officers, directors, employees, subsidiaries, affiliates and agents harmless against and in respect of any and all Losses and Third Party Claims arising out of or based upon (A) the negligence or willful misconduct of FTDC or any of its Subsidiaries (other than the Company), (B) any breach by FTDC of any agreement between the parties hereto that is described in or filed as an exhibit to the Form S-1, (C) all liabilities of the parties and their respective Subsidiaries (whenever arising, whether prior to, at or following the Effective Date) arising out of or in connection with or otherwise relating to the management or conduct before or after the Effective Date of the business of FTDC, other than the business of the Company after May 19, 1999 and (D) the failure by FTDC or any of its Subsidiaries (other than the Company) to pay, perform or otherwise promptly discharge any of its or its Subsidiaries' (other than the Company) liabilities (whenever arising whether prior to, at or following the Effective Date).

          (c) FTDI agrees to indemnify and hold the Company and each of its officers, directors, employees, subsidiaries, affiliates and agents harmless against and in respect of any and all Losses and Third Party Claims arising out of or based upon (A) the negligence or willful misconduct of FTDI or any of its Subsidiaries (other than the Company), (B) any breach by FTDI of any agreement between the parties hereto that is described in or filed as an exhibit to the Form S-1, (C) all liabilities of the parties and their respective Subsidiaries (whenever arising, whether prior to, at or following the Effective Date) arising out of or in connection with or otherwise relating to the management or conduct before or after the Effective Date of the business of FTDI, other than the business of the Company after May 19, 1999 and (D) the failure by FTDI or any of its Subsidiaries (other than the Company) to pay, perform or otherwise promptly discharge any of its or its Subsidiaries' (other than the Company) liabilities (whenever arising whether prior to, at or following the Effective Date).

          (d) FTDC agrees to indemnify and hold FTDI and the Company and each of their respective officers, directors, employees, subsidiaries, affiliates and agents harmless against and in respect of any and all Losses incurred by any of them by reason of, or arising out of (i) any liability for income and franchise taxes arising out of the inclusion of FTDI, the Company

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and any of their respective Subsidiaries in any consolidated federal income tax return, or any consolidated, combined or unitary state or local tax return, of FTDC, except for any such liability as is directly attributable to the operations of FTDI, the Company and any of their respective Subsidiaries, as the case may be, and (ii) any liability or obligations of any entity, whether or not incorporated, which is or was part of a controlled group or under common control with FTDI or the Company or otherwise treated as a "single employer" with FTDI or the Company within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code") or under Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (other than FTDI, the Company or any of their respective Subsidiaries), with respect to any "employee benefit plan" (as defined in Section 3(3) of ERISA) established, maintained, sponsored or contributed to by such entity, including, but not limited to (A) liabilities for complete and partial withdrawals under any "multiemployer plan" (as defined in Section 3(37) of ERISA) pursuant to Section 4203 or 4205 of ERISA, respectively, (B) liabilities to the Pension Benefit Guaranty corporation (including without limitation, liabilities for premiums and terminations), (C) liabilities under Section 4980B of the code or Part 6 of Subtitle B of Title I of ERISA, and (D) liabilities arising under Section 412 of the Code or Section 302(a)(2) of ERISA.

          (e) FTDI agrees to indemnify and hold the Company and its officers, directors, employees, subsidiaries, affiliates and agents harmless against and in respect of any and all Losses incurred by any of them by reason of, or arising out of (a) any liability for income and franchise taxes arising out of the inclusion of the Company and any Subsidiaries in any consolidated federal income tax return, or any consolidated, combined or unitary state or local tax return, of FTDI, except for any such liability as is directly attributable to the operations of the Company and any Subsidiaries, and (b) any liability or obligations of any entity, whether or not incorporated, which is or was part of a controlled group or under common control with the Company or otherwise treated as a "single employer" with the Company within the meaning of Section 414(b),
(c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code") or under Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (other than the Company or any Subsidiary), with respect to any "employee benefit plan" (as defined in Section 3(3) of ERISA) established, maintained, sponsored or contributed to by such entity, including, but not limited to (i) liabilities for complete and partial withdrawals under any "multiemployer plan" (as defined in Section 3(37) of ERISA) pursuant to Section 4203 or 4205 of ERISA, respectively; (ii) liabilities to the Pension Benefit Guaranty corporation (including without limitation, liabilities for premiums and terminations); (iii) liabilities under Section 4980B of the code or Part 6 of Subtitle B of Title I of ERISA; and (iv) liabilities arising under Section 412 of the Code or Section 302(a)(2) of ERISA.

     2.2 Limitations. Notwithstanding anything to the contrary contained in this Agreement none of the Company, FTDC or FTDI will be entitled to indemnification pursuant to Section 2 of this Agreement with respect to any claim for indemnification unless, and only to the extent that, the aggregate of all Losses to the Indemnified Party exceeds $100,000 whereupon the Indemnifying Party will be obligated to pay in full the aggregate amount of the Losses (including such first $100,000).

     2.3 Indemnification Procedure. All claims for indemnification by an Indemnified Party will be asserted and resolved as follows:

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          (a)  In the event any Third Party Claim in respect of which an
Indemnified Party might seek indemnity is asserted against or sought to be collected from such Indemnified Party, the Indemnified Party shall deliver a notice (a "Claim Notice") with reasonable promptness to the Indemnifying Party, which Claim Notice shall include the amount of Loss claimed, to the extent known. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the Dispute Period whether the Indemnifying Party disputes its liability to the Indemnified Party, and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

          (b) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section, then the Indemnifying Party will have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings must be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or may be settled at the discretion of the Indemnifying Party; provided, however, that the Indemnifying Party shall not be permitted to effect any settlement without the written consent of the Indemnified Party unless (x) the sole relief provided in connection with such settlement is monetary damages that are paid in full by the Indemnifying Party,
(y) such settlement involves no finding or admission of any wrongdoing, violation or breach by any Indemnified Party of any right of any other Person or any laws, contracts or governmental permits, and (z) such settlement has no effect on any other claims that may be made against or liabilities of any Indemnified Party. After giving the notice referred to in the first sentence of this clause (b), the Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof (except as provided in the preceding sentence); provided, however, that the Indemnified Party may, at its sole cost and expense, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause
(b), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party shall, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (b) and except as provided in the first sentence of this clause (b) and the preceding sentence, the Indemnified Party will bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity with respect to such Third Party Claim.

          (c) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to this Section or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim (in each case in accordance with clause (b) above), or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which

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consent will not be unreasonably withheld). Subject to the immediately preceding sentence, the Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof, provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (c), and the Indemnifying Party will bear its own costs and expenses with respect to such participation.

                                   3.  TERM

     The term of this Agreement shall begin on May 19, 1999 (the "Effective Date") and shall continue for an indefinite period in full force and effect.

                            4.  DISPUTE RESOLUTION

     4.1 In the event that any party to this Agreement has any claim, right or cause of action against any other party to this Agreement, which the parties shall be unable to settle by agreement between themselves, such claim, right or cause of action, to the extent that the relief sought by such party is for monetary damages or awards, shall be determined by arbitration in accordance with the provisions of this Section 4.

     4.2 The party or parties requesting arbitration shall serve upon the other or others a demand therefor, in writing, specifying the matter to be submitted to arbitration, and nominating a competent disinterested person to act as an arbitrator. Within 30 days after receipt of such written demand and nomination, the other party or parties shall, in writing, nominate a competent disinterested person, and the two (2) arbitrators so designated shall, within 15 days thereafter, select a third arbitrator. The three (3) arbitrators shall give immediate written notice of such selection to the parties and shall fix in said notice a time and place of the meeting of the arbitrators which shall be as soon as conveniently possible (but in no event later than 30 days after the appointment of the third arbitrator), at which time and place the parties to the controversy shall appear and be heard with respect to the right, claim or cause of action.

     4.3 In case the notified party or parties shall fail to make a selection upon notice within the time period specified, the party asserting such claim shall appoint an arbitrator on behalf of the notified party. In the event that the first two (2) arbitrators selected shall fail to agree upon a third arbitrator within 15 days after their selection, then such arbitrator may, upon application made by either of the parties to the controversy, be appointed by any judge of any United States court of record having jurisdiction in the State of Illinois.

     4.4 Each party shall present such testimony, examinations and investigations in accordance with such procedures and regulations as may be determined by the arbitrators and shall also recommend to the arbitrators a monetary award to be adopted by the arbitrators as the complete disposition of such claim, right or cause of action. After hearing the parties in regard to the matter in dispute, the arbitrators shall adopt as their determination with respect to such claim, right or cause of action, within 45 days of the completion of the examination, by majority decision signed in writing (together with a brief written statement of the reasons for adopting

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such recommendation), one of the recommendations submitted by the parties to the dispute and shall grant no other relief or remedy. The decision of said arbitrators, absent fraud, duress or manifest error, shall be final and binding upon the parties to such controversy and may be enforced in any court of competent jurisdiction.

     4.5 The expense and cost of such arbitration shall be borne by the party or parties whose recommendation was not adopted by the arbitrators. Each party shall pay the fees and expenses of its own counsel.

     4.6 Notwithstanding any other provisions of this Section 4, in the event that a party against whom any claim, right or cause of action is asserted commences, or has commenced against it, bankruptcy, insolvency or similar proceedings, the party or parties asserting such claim, right or cause of action shall have no obligations under this Section 4 and may assert such claim, right or cause of action in the manner and forum it deems appropriate, subject to applicable laws. No determination or decision by the arbitrators pursuant to this Section 9 shall limit or restrict the ability of any party hereto to obtain or seek in any appropriate forum, any relief or remedy that is not a monetary award or money damages.

                                  5.  GENERAL

     5.1 No party may assign this Agreement, or its respective rights and obligations hereunder, in whole or in part without the other party's prior written consent. Any attempt to assign this Agreement without such consent shall be void and of no effect ab initio. Notwithstanding the immediately preceding sentence, any party may assign this Agreement or all, but not less than all, of its rights and obligations hereunder to any entity controlled by it or to any entity that acquires it by purchase of stock or by merger or otherwise, or by obtaining all or substantially all of its assets (a "Permitted Assignee"), provided that any such Permitted Assignee, or any division thereof, thereafter succeeds to all of the rights and is subject to all of the obligations of the assignor under this Agreement.

     5.2 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State. Each party shall comply in all respects with all laws and regulations applicable to its activities under this Agreement.

     5.3 Notwithstanding the provisions of Section 4, each party hereto irrevocably submits to the exclusive jurisdiction of (a) the courts of the State of Illinois, DuPage County, or (b) the United States District Court for the Northern District of Illinois, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby. Each party agrees to commence any such action, suit or proceeding either in the United States District Court for the Northern District of Illinois or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the courts of the State of Illinois, DuPage County. Each party further agrees that service of any process, summons, notice or documents by U.S. registered mail to such party's respective address set forth below shall be effective service of process for any action, suit or proceeding in Illinois with respect to any matters to which it has submitted to jurisdiction in this Section 5.3. Each party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding

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arising out of this Agreement or the transactions contemplated hereby and thereby in (i) the courts of the State of Illinois, DuPage County, or (ii) the United States District Court for the Northern District of Illinois, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     5.4 If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances.

     5.5 All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

               (1)  if to the Company,

                    ftd.com inc.
                    3113 Woodcreek Drive
                    Downers Grove, IL  60515
                    Attention: President

               (2)  if to FTDI,

                    Florists' Transworld Delivery, Inc.
                    3113 Woodcreek Drive
                    Downers Grove, IL  60515
                    Attention: President

               (3)  if to FTDC,

                    FTD Corporation
                    3113 Woodcreek Drive
                    Downers Grove, IL  60515
                    Attention: President

     5.6 The provisions of Sections 4 and 5 shall survive any termination of this Agreement.

     5.7 The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise or agency among the parties. No party shall have the power to bind any other or incur obligations on any other's behalf without the other's prior written consent.

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     5.8  No failure of any party to exercise or enforce any of its rights under this Agreement shall act as a waiver of such right.

     5.9 This Agreement, along with the Exhibits hereto, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. No party shall be liable or bound to any other party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

     5.10 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

     5.11 This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto; provided, however, that as long as (1) FTDC beneficially owns 25% or more of the voting power represented by the voting securities of the Company, and no other Person directly or beneficially owns a greater percentage of such voting power, or (2) directors, officers or affiliates of FTDC or its subsidiaries constitute a majority of the members of the Company's board of directors, no amendment of this Agreement will be valid unless it has been approved by at least a majority of the members of the Company's board of directors, which majority must include at least one-half of the members of the Company's board of directors who are "independent" directors pursuant to the applicable rules of Nasdaq or any national stock exchange on which the Company's equity securities are then traded or listed.

     5.12 This Agreement is for the sole benefit of the parties hereto and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto any legal or equitable rights hereunder.

     5.13 The headings contained in this Agreement or in any Exhibit hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to a Section or an Exhibit, such reference shall be to a Section of, or an Exhibit to, this Agreement unless otherwise indicated.

     5.14 The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

           [The remainder of this page intentionally is left blank.]

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          IN WITNESS WHEREOF, the parties have signed or caused this Agreement to be signed and delivered as of the date first written above.


                              ftd.com inc.


                              By:
                                    -------------------------------
                              Name:
                                    -------------------------------
                              Title:
                                    -------------------------------


                              Florists' Transworld Delivery, Inc.


                              By:
                                    -------------------------------
                              Name:
                                    -------------------------------
                              Title:
                                    -------------------------------


                              FTD Corporation


                              By:
                                    -------------------------------
                              Name:
                                    -------------------------------
                              Title:
                                    -------------------------------

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